Exhibit 10.1

AMENDMENT TO SPONSOR SUPPORT AGREEMENT

THIS AMENDMENT TO SPONSOR SUPPORT AGREEMENT (this “Amendment”) is made and entered into as of November 13, 2023 by and among Lotus Technology Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands (the “Company”), L Catterton Asia Acquisition Corp, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”), and the shareholders of SPAC set forth on Schedule A hereto (each, a “Founder Shareholder” and collectively, the “Founder Shareholders”).

WHEREAS, the parties hereto entered into a Sponsor Support Agreement dated as of January 31, 2023 (the “Sponsor Support Agreement”), pursuant to and subject to the terms and conditions of which, the Founder Shareholders have made certain covenants therein in favor of the Company and SPAC, as applicable;

WHEREAS, on October 7, 2023, the Company acknowledged and agreed by its counter-signature to a letter from SPAC and the Sponsor (the “Acknowledgement Letter”) that (a) a Triggering Event shall occur once the Appointment (as defined in the Acknowledgement Letter) is effective, and (b) immediately following the Closing, the Sponsor Earn-Out Shares shall fully vest (and shall not be subject to the restrictions and forfeiture provisions set forth in Article V of the Sponsor Support Agreement);

WHEREAS, on October 11, 2023, the Company, SPAC, Lotus Temp Limited, a Cayman Islands exempted company (“Merger Sub 1”) and Lotus EV Limited, a Cayman Islands exempted company (“Merger Sub 2”) entered into the First Amended and Restated Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Amended and Restated Merger Agreement”) to amend and restate the Agreement and Plan of Merger dated as of January 31, 2023 by and among the Company, SPAC, Merger Sub 1 and Merger Sub 2;

WHEREAS, Section 6.5 (Entire Agreement; Amendment) of the Sponsor Support Agreement provides that the Sponsor Support Agreement may be amended by a written instrument executed by all parties thereto; and

WHEREAS, the parties hereto desire to amend the Sponsor Support Agreement pursuant to the terms as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.            Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Sponsor Support Agreement.

2.            Amendments to the Sponsor Support Agreement. Effective as of the date hereof,

(a)            Recitals. The recitals of the Sponsor Support Agreement are hereby deleted and replaced in their entirety with the following:

WHEREAS, capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed thereto in the First Amended and Restated Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”) dated as of October 11, 2023, entered into by and among the Company, Lotus Temp Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of the Company (“Merger Sub 1”), Lotus EV Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of the Company (“Merger Sub 2”), and SPAC, which amended and restated the Agreement and Plan of Merger dated as of January 31, 2023 by and among the Company, SPAC, Merger Sub 1 and Merger Sub 2, pursuant to which, among other things, (i) Merger Sub 1 will merge with and into SPAC (the “First Merger”), with SPAC surviving the First Merger as a wholly owned subsidiary of the Company, and (ii) SPAC will merge with and into Merger Sub 2 (the “Second Merger” and together with the First Merger, collectively, the “Mergers”), with Merger Sub 2 surviving the Second Merger as a wholly owned subsidiary of the Company;

WHEREAS, each Founder Shareholder is, as of January 31, 2023, the sole beneficial and legal owner (except with respect to the Owned Shares of Sponsor, of which the general partner of Sponsor is also a beneficial owner) of (a) the number of SPAC Class B Shares, and (b) the number of SPAC Warrants, in each case, set forth opposite such Founder Shareholder’s name on Schedule A hereto (with respect to such Founder Shareholder, all such securities set forth in clauses (a) and (b), being collectively referred to herein as its “Owned Shares”; and the Owned Shares and any other SPAC Securities (or any securities convertible into or exercisable or exchangeable for SPAC Securities) acquired by such Founder Shareholder after January 31, 2023 and during the term of this Agreement, being collectively referred to herein as the “Subject Shares” of such Founder Shareholder; and such SPAC Class B Shares beneficially owned by Sponsor as of January 31, 2023, being referred to herein as the “Sponsor Shares”); and

WHEREAS, the Company and SPAC have requested that each Founder Shareholder enter into this Agreement to set forth their respective rights and obligations with respect to their Subject Shares.

NOW, THEREFORE, in consideration of the foregoing, which are incorporated into this Agreement as if fully set forth below, and the respective agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

(b)            Section 5.1 and Section 5.4. Each of Section 5.1 and Section 5.4 of the Sponsor Support Agreement is hereby deleted in its entirety and replaced with “[Reserved].”

(c)            Section 5.5. Section 5.5 of the Sponsor Support Agreement is hereby deleted in its entirety and replaced with the following:

5.5            Sponsor Earn-Out Shares and Additional Sponsor Earn-Out Shares. Sponsor agrees that, immediately prior to the Closing, (i) ten percent (10%) of the Sponsor Shares (the “Sponsor Earn-Out Shares”, rounded down to the nearest whole share) and (ii) an additional twenty percent (20%) of the Sponsor Shares (the “Additional Sponsor Earn-Out Shares”, rounded down to the nearest whole share) shall (a) first, pursuant to Section 2.3(a) of the Merger Agreement and in connection with the SPAC Class B Conversion, automatically convert to SPAC Class A Ordinary Shares which shall be unvested and be subject to the vesting and forfeiture provisions set forth in Section 5.7 or Section 5.11, as applicable, and (b) second, pursuant to Section 2.3(c) of the Merger Agreement and by virtue of the Mergers, automatically convert to Company Class A Ordinary Shares and remain unvested and be subject to the vesting and forfeiture provisions set forth in Section 5.7 or Section 5.11, as applicable. For the avoidance of doubt, the parties acknowledge that the remaining Sponsor Shares (after deducting the Sponsor Earn-Out Shares and the Additional Sponsor Earn-Out Shares) will be fully vested as of the Closing and not subject to any of the restrictions set forth in Section 5.6, Section 5.7 or Section 5.11.

(d)            Section 5.6. Section 5.6 of the Sponsor Support Agreement is hereby deleted in its entirety and replaced with the following:

5.6            Lock-Up of Sponsor Earn-Out Shares and Additional Sponsor Earn-Out Shares. Sponsor shall not Transfer any Sponsor Earn-Out Shares or any Additional Sponsor Earn-Out Shares until the date on which such Sponsor Earn-Out Share vests pursuant to Section 5.7 or such Additional Sponsor Earn-Out Share vests pursuant to Section 5.11, as the case may be. Until each Sponsor Earn-Out Share or Additional Sponsor Earn-Out Share vests, any certificate representing such Sponsor Earn-Out Share or Additional Sponsor Earn-Out Share shall bear a legend referencing that such Sponsor Earn-Out Share or Additional Sponsor Earn-Out Share is subject to forfeiture pursuant to the provisions of this Agreement, and the Company shall be authorized to instruct its transfer agent to implement appropriate stop transfer orders that will be applicable until such Sponsor Earn-Out Share or Additional Sponsor Earn-Out Share vests. Notwithstanding anything to the contrary in this Agreement, the exceptions to the Lock-Up Restrictions in clauses (i) through (xiv) of Section 4.12(b) shall apply fully to this Section 5.6, so long as (1) such Transfer is in compliance with any applicable Securities Laws and (2) any transferee thereof enters into a written agreement, in a form reasonably acceptable to the Company, and agrees to be bound by the vesting and forfeiture provisions set forth in Section 5.7 or Section 5.11, as applicable, and to receive the rights of a holder of the Sponsor Earn-Out Shares or the Additional Sponsor Earn-Out Shares hereunder.

(e)            Section 5.8. Section 5.8 of the Sponsor Support Agreement is hereby deleted in its entirety and replaced with the following:

5.8            Rights of Sponsor Earn-Out Shares and the Additional Sponsor Earn-Out Shares. Notwithstanding anything set forth herein, prior to the date that a Sponsor Earn-Out Share or an Additional Sponsor Earn-Out Share is no longer subject to the vesting and forfeiture provisions set forth in Section 5.7 or Section 5.11, as applicable, Sponsor will remain entitled to all of the other rights of a holder of Company Ordinary Shares, including to (i) exercise voting rights carried by any Sponsor Earn-Out Share or any Additional Sponsor Earn-Out Share and (ii) receive any dividends or other distributions in respect of any Sponsor Earn-Out Share or Additional Sponsor Earn-Out Share, provided, however, any such dividends or other distributions are subject to the forfeiture provisions set forth in Section 5.7(b) (in the case of any Sponsor Earn-Out Share) or the forfeiture provisions set forth in Section 5.11(b) (in the case of any Additional Sponsor Earn-Out Share).

(f)            Section 5.9. All references to the “Sponsor Earn-Out Shares” in Section 5.9 of the Sponsor Support Agreement shall be amended such that they refer to “Sponsor Earn-Out Shares and Additional Sponsor Earn-Out Shares.”

(g)            Section 5.10. Section 5.10 of the Sponsor Support Agreement is hereby deleted in its entirety and replaced with the following:

5.10          Equitable Adjustment. If, during the period between Closing and prior to the expiration of the Earn-Out Period (in the case of any Sponsor Earn-Out Share) or the expiration of Additional Earn-Out Period (in the case of any Additional Sponsor Earn-Out Shares), the Company shall pay a dividend on Company Ordinary Shares by the issuance of additional Company Ordinary Shares, or effect a subdivision or combination or consolidation of the issued and outstanding Company Ordinary Shares (by reclassification or otherwise) into a greater or lesser number of Company Ordinary Shares, then in each such case, the number of Sponsor Earn-Out Shares and Additional Sponsor Earn-Out Shares shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Company Ordinary Shares (including any other shares so reclassified as Company Ordinary Shares) issued and outstanding immediately after such event and the denominator of which is the number of Company Ordinary Shares that were issued and outstanding immediately prior to such event.

(h)            Section 5.11. A new Section 5.11 is hereby added to Article V of the Sponsor Support Agreement, which shall read as follows:

5.11	Vesting and Forfeiture of Additional Sponsor Earn-Out Shares.

(a)	An Applicable Percentage of the Additional Sponsor Earn-Out Shares shall fully vest (and shall not be subject to the restrictions and forfeiture provisions set forth in this Article V, including, for the avoidance of doubt, Section 5.6) upon each occurrence of a Vesting Event.

For purposes of this Section 5.11(a), the following capitalized terms have the following meanings:

“Applicable Percentage” means a percentage to be reasonably determined by the Company in good faith; provided that the Applicable Percentage may not be zero or less, and may not exceed (but may be equal to) the percentage of the Additional Sponsor Earn-Out Shares that are still subject to the vesting and forfeiture provisions set forth in this Section 5.11 as of the applicable date of determination.

“Business Collaboration” means any business collaboration facilitated by Sponsor or Sponsor’s Affiliates as may be approved by the Company from time to time between the Company or its applicable Affiliates, on the one hand, and any Cooperating Entity, on the other hand (including, without limitation, in connection with product development, marketing, customer engagement, retail space, and technology infrastructure development).

“Post-Closing Financing Agreement” means any Contract between the Company or any of its Subsidiaries, on the one hand, and any investor (each, a “Post-Closing Financing Investor”) introduced or facilitated by Sponsor or Sponsor’s Affiliates and as may be approved by the Company from time to time, on the other hand, pursuant to which such Post-Closing Financing Investor commit to investing in the Company or its applicable Subsidiary (such investment, the “Post-Closing Financing”).

“Vesting Event” means (i) any commencement or official announcement of any Business Collaboration, or (ii) the entry into of any Post-Closing Financing Agreement by the Company or its applicable Subsidiary and any Post-Closing Financing Investor.

(b)	Any Additional Sponsor Earn-Out Shares that are not eligible for vesting in accordance with the terms of this Section 5.11 on or prior to the expiration of the Additional Earn-Out Period (including any dividends or other distributions that may be received by Sponsor in respect of such Additional Sponsor Earn-Out Shares) shall immediately thereafter be forfeited to the Company and cancelled and Sponsor shall not have any rights with respect thereto. Any forfeiture of Company Ordinary Shares, and all references to forfeiture of Company Ordinary Shares, described in this Agreement shall take effect as a surrender of Company Ordinary Shares for no consideration as a matter of Cayman Islands law.

For purposes of this Section 5.11(b), “Additional Earn-Out Period” means a period of eighteen (18) months following the Closing Date.

(c)	For the avoidance of doubt, (i) there may be multiple occurrences of a Vesting Event during the Additional Earn-Out Period, and (ii) any Company Ordinary Shares beneficially owned by Sponsor other than the Additional Sponsor Earn-Out Shares shall not be subject to the vesting and forfeiture provisions set forth in this Section 5.11.

(d)	The Company shall use commercially reasonable efforts to cooperate in good faith with the Sponsor or Sponsor’s Affiliates in facilitating any Business Collaboration or any Post-Closing Financing.

3.            Acknowledgement. Nothing herein shall affect the parties’ agreement with respect to the Sponsor Earn-Out Shares as set forth in the Acknowledgement Letter.

4.            No Further Amendment. The parties hereto agree that, except as provided herein, all other provisions of the Sponsor Support Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment forms an integral and inseparable part of the Sponsor Support Agreement.

5.            References.

(a)            All references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Sponsor Support Agreement shall refer to the Sponsor Support Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Sponsor Support Agreement (as amended hereby) and references in the Sponsor Support Agreement to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to January 31, 2023.

(b)            All references to the “Merger Agreement” in the Sponsor Support Agreement (as amended by this Amendment) shall mean the Amended and Restated Merger Agreement.

6.            Other Miscellaneous Terms. Sections 6.4 (Notice) through 6.11 (Miscellaneous) of the Sponsor Support Agreement (as amended by this Amendment) shall apply mutatis mutandis to this Amendment, as if set forth in full herein.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

L Catterton Asia Acquisition Corp

By:	/s/ Chinta Bhagat
	Name:	Chinta Bhagat
	Title:	Co-Chief Executive Officer and Chairman

[Signature Page to Amendment to Sponsor Support Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

Lotus Technology Inc.

By:	/s/ Kuen Long LEE
	Name:	Kuen Long LEE
	Title:	Director and CFO

[Signature Page to Amendment to Sponsor Support Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

LCA Acquisition Sponsor, LP
By:	LCA Acquisition Sponsor GP Limited, its general partner

By:	/s/ Bowen Qian
	Name:	Bowen Qian
	Title:	Director

[Signature Page to Amendment to Sponsor Support Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

SANFORD MARTIN LITVACK

By:	/s/ Sanford Martin Litvack
	Name:	Sanford Martin Litvack
	Title:	Director

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

frank n. newman

By:	/s/ Frank N. Newman
	Name:	Frank N. Newman
	Title:	Director

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

anish melwani

By:	/s/ Anish Melwani
	Name:	Anish Melwani
	Title:	Director

[Signature Page to Sponsor Support Agreement]

SCHEDULE A

Name of Founder Shareholder	Number of SPAC Class B Shares	Number of SPAC Warrants	Address for Notice
Sponsor	7,087,718	5,486,784	8 Marina View, Asia Square Tower 1#41-03, Singapore
Sanford Martin Litvack	25,000	-
Frank N. Newman	25,000	-
Anish Melwani	25,000	-